CLIPPER FUND SM Monthly Performance
2004 Returns
	Clipper Fund	S&P 500
Jan 31	0.53%	1.84%
Feb 29	-0.78%	1.39%
Mar 31	-2.52%	-1.51%
1st Quarter	-2.76%	1.69%

Apr 30	-0.25%	-1.57%
May 31	-0.87%	1.37%
Jun 30	3.87%	1.94%
2nd Quarter	2.71%	1.72%

Jul 31	-2.77%	-3.31%
Aug 31	1.21%	0.40%
Sep 30	-0.73%	1.08%
3rd Quarter	-2.31%	-1.87%

Oct 31	0.80%	1.53%
Nov 30	3.71%	4.05%
Dec 31
4th Quarter	4.54%	5.64%

YTD	2.00%	7.23%

Trailing Returns 11/30/04
1 Yr	7.10%	12.85%
3 Yr	5.51%	2.74%
5 Yr	11.77%	-1.84%
7 Yr	10.85%	4.53%
10 Yr	16.67%	11.89%
Inception	15.35%	13.11%

Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and currently may be lower or higher than the performance data quoted above.

The Fund's total returns include reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions.

While PFR believes that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods. Because the Clipper Fund is non-diversified, the performance of each holding will have a greater impact on the Fund's total return, and may make the Fund's return more volatile than a more diversified fund. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

The S&P 500 Index is a broad-based unmanaged market value weighted measure of common stocks, and is widely recognized as representative of the equity market in general. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses. In addition, unlike the Fund, which periodically maintains a significant cash position, the S&P 500 is fully invested.  Investors cannot directly invest in an index.

You should consider the Fund's investment objective, risks, management fees, and expenses before investing. This and other important information can be found in the Fund's prospectus, which can be downloaded from this site or obtained by calling (800) 776-5033. Please read the prospectus carefully before investing.

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Copyright 1998 Clipper FundSM
Page last updated 12/09/04